UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2025

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2025 System1, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A Common Stock ("the Common Stock") was less than $1.00 over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s Common Stock from the NYSE.

The Company plans to notify the NYSE by January 21, 2025 that it intends to cure the average closing stock price deficiency and to return to compliance with the NYSE's continued listing standards. The Company can regain compliance at any time within the six-month period following receipt of the NYSE's non-compliance notice if, on the last trading day of any calendar month during the cure period, the Company has (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company intends to consider all available alternatives to cure the stock price non-compliance. Under the NYSE’s listing rules, the price condition will be deemed cured if the price promptly exceeds $1.00 per share and the price remains above that level for at least the following 30 consecutive trading days.

The Company’s Common Stock will continue to be listed and trade on the NYSE during this period, subject to the Company’s ongoing compliance with the NYSE's other continued listing standards.

Item 7.01 - Regulation FD Disclosure

As required by Section 802.01C of the NYSE Listed Company Manual, the Company issued a press release on January 10, 2025, announcing that it had received the notice of noncompliance with the NYSE’s continued listing standard. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of System1 Inc. dated January 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	January 10, 2025	By:	/s/ Tridivesh Kidambi
		Name:	Tridivesh Kidambi
		Title:	Chief Financial Officer

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